Exhibit 99.8

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
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transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Pool Data

------------------------------------------   --------------------------------------   ---------------------------------------------
          Pool Summary                               North California                    Classification         Total         Check
Total Issue Balance (USD)                    % of State                        35%    Mortgage Type            665,253,358     |X|
Original Mortgage Pool                       WA FICO                           643    Loan-to-Value            665,253,358     |X|
  Balance (USD)              666364904.50     - Minimum FICO                   500    FICO                     665,253,358     |X|
Current Mortgage Pool                         - Maximum FICO                   796    Purpose                  665,253,358     |X|
  Balance (USD)              665253358.39     WA LTV                          79.94   Occupancy                665,253,358     |X|
Total Number of Loans             3838.00      - Minimum LTV                   9.80   Loan Balance             665,253,358     |X|
Average Loan Balance (USD)      173333.34      - Maximum LTV                 100.00   Property Type            665,253,358     |X|
1st lien (%age)                     97.01     Highest Zip-Code Density                Documentation Type       665,253,358     |X|
2nd lien (%age)                      2.99       (% of State)                   1.85%  Fixed Period             665,253,358     |X|
WA FICO                            629.00     Zip-Code with Highest Density   95209   Debt-to-Income Ratio     665,253,358     |X|
 - Minimum FICO                    500.00    --------------------------------------   Geographic Distribution  665,253,358     |X|
 - Maximum FICO                    811.00                                             ---------------------------------------------
WA LTV                              80.90                                             -------------------------------------
 - Minimum LTV                       9.80    --------------------------------------              Per Annum Fees
 - Maximum LTV                     100.00            South California                 Servicer Fees                  0.52%
WA DTI                              41.18    % of State                        65%    Cost of Carry
 - Non-Zero Minimum DTI              3.98    WA FICO                           641    -------------------------------------
 - Maximum DTI                      83.00    Minimum FICO                      501
WA Age (Months)                      3.00    Maximum FICO                      810
WA Remaining Term (Months)            351    WA LTV                           78.4
Aquired Loans                        100%    Minimum LTV                     14.22
North California (% of Pool)        13.30    Maximum LTV                    100.00
South California (% of Pool)        25.10    Highest Zip-Code Density
------------------------------------------     (% of State)                   1.24%
                                             Zip-Code with Highest Density   92345
                                             --------------------------------------

         Mortgage Type                 WA LTV         WA FICO        Balance
--------------------------------------------------------------------------------
Fixed - 10 Year                         54.68           704          233,593.32
--------------------------------------------------------------------------------
Fixed - 15 Year                         70.15           611        3,471,095.60
--------------------------------------------------------------------------------
Fixed - 20 Year                         71.67           608        2,451,457.80
--------------------------------------------------------------------------------
Fixed - 25 Year                         72.64           592          218,545.24
--------------------------------------------------------------------------------
Fixed - 30 Year                         77.71           639       43,655,678.72
--------------------------------------------------------------------------------
Fixed Balloon - 15/30                   97.15           666       17,567,731.55
--------------------------------------------------------------------------------
ARM - 6 Month                           85.90           663          727,403.51
--------------------------------------------------------------------------------
ARM - 1 Year/6 Month                    73.42           581          779,471.52
--------------------------------------------------------------------------------
ARM - 2 Year/6 Month                    80.54           608      373,506,632.07
--------------------------------------------------------------------------------
ARM - 3 Year/6 Month                    78.82           613       23,009,953.94
--------------------------------------------------------------------------------
ARM - 5 Year/6 Month                    79.52           635        3,207,744.85
--------------------------------------------------------------------------------
Interest Only ARM - 5 Year/6 Month      86.40           681        1,999,947.00
--------------------------------------------------------------------------------
Interest Only ARM - 2 Year/6 Month      81.52           664      174,373,558.30
--------------------------------------------------------------------------------
Interest Only ARM - 3 Year/6 Month      80.93           670       17,022,661.82
--------------------------------------------------------------------------------
Interest Only Fixed - 30 Year           77.55           672        3,027,883.15
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           LTV                         WA LTV         WA FICO        Balance
--------------------------------------------------------------------------------
0.01 - 20.00                            15.62           601          440,706.83
--------------------------------------------------------------------------------
20.01 - 25.00                           23.34           612          557,891.96
--------------------------------------------------------------------------------
25.01 - 30.00                           27.30           609          852,135.94
--------------------------------------------------------------------------------
30.01 - 35.00                           32.97           594        1,449,564.99
--------------------------------------------------------------------------------
35.01 - 40.00                           38.04           578        2,459,583.47
--------------------------------------------------------------------------------
40.01 - 45.00                           42.94           594        2,161,434.74
--------------------------------------------------------------------------------
45.01 - 50.00                           47.80           584        5,618,051.05
--------------------------------------------------------------------------------
50.01 - 55.00                           52.34           591        8,420,565.63
--------------------------------------------------------------------------------
55.01 - 60.00                           57.93           580       10,835,928.04
--------------------------------------------------------------------------------
60.01 - 65.00                           63.25           586       23,752,435.60
--------------------------------------------------------------------------------
65.01 - 70.00                           68.98           593       30,349,051.30
--------------------------------------------------------------------------------
70.01 - 75.00                           73.86           587       46,462,530.05
--------------------------------------------------------------------------------
75.01 - 80.00                           79.83           652      277,178,069.13
--------------------------------------------------------------------------------
80.01 - 85.00                           84.56           596       68,907,402.24
--------------------------------------------------------------------------------
85.01 - 90.00                           89.60           624      109,504,357.44
--------------------------------------------------------------------------------
90.01 - 95.00                           94.75           635       41,019,843.36
--------------------------------------------------------------------------------
95.01 - 100.00                          99.90           668       35,283,806.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           FICO                        WA LTV         WA FICO        Balance
--------------------------------------------------------------------------------
NA                                       0.00             0                   0
--------------------------------------------------------------------------------
321 - 340                                0.00             0                   0
--------------------------------------------------------------------------------
341 - 360                                0.00             0                   0
--------------------------------------------------------------------------------
361 - 380                                0.00             0                   0
--------------------------------------------------------------------------------
381 - 400                                0.00             0                   0
--------------------------------------------------------------------------------
401 - 420                                0.00             0                   0
--------------------------------------------------------------------------------
421 - 440                                0.00             0                   0
--------------------------------------------------------------------------------
441 - 460                                0.00             0                   0
--------------------------------------------------------------------------------
461 - 480                                0.00             0                   0
--------------------------------------------------------------------------------
481 - 500                               70.15           500          894,822.33
--------------------------------------------------------------------------------
501 - 520                               74.51           510       33,333,376.44
--------------------------------------------------------------------------------
521 - 540                               76.40           530       41,243,504.78
--------------------------------------------------------------------------------
541 - 560                               75.60           551       47,898,502.29
--------------------------------------------------------------------------------
561 - 580                               80.82           571       41,148,398.14
--------------------------------------------------------------------------------
581 - 600                               80.99           591       58,276,620.95
--------------------------------------------------------------------------------
601 - 620                               82.20           610       75,936,334.36
--------------------------------------------------------------------------------
621 - 640                               81.86           631       68,367,860.15
--------------------------------------------------------------------------------
641 - 660                               82.05           650       85,106,928.26
--------------------------------------------------------------------------------
661 - 680                               82.99           669       62,101,339.53
--------------------------------------------------------------------------------
681 - 700                               81.85           690       51,949,884.90
--------------------------------------------------------------------------------
701 - 720                               83.60           709       41,099,898.53
--------------------------------------------------------------------------------
721 - 740                               83.28           730       28,208,331.57
--------------------------------------------------------------------------------
741 - 760                               83.11           751       18,487,192.27
--------------------------------------------------------------------------------
761 - 780                               78.21           769        7,134,981.81
--------------------------------------------------------------------------------
781 - 800                               84.44           788        3,291,471.86
--------------------------------------------------------------------------------
801 - 820                               89.81           810          773,910.22
--------------------------------------------------------------------------------
820 +                                    0.00             0                0.00
--------------------------------------------------------------------------------
Unknown                                  0.00             0                   0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           LTV                           MIG%         WA FICO        Balance
                                                                     with MIG
--------------------------------------------------------------------------------
0.01-20.00                               0.00             0                   0
--------------------------------------------------------------------------------
20.01-25.00                              0.00             0                   0
--------------------------------------------------------------------------------
25.01-30.00                              0.00             0                   0
--------------------------------------------------------------------------------
30.01-35.00                              0.00             0                   0
--------------------------------------------------------------------------------
35.01-40.00                              0.00             0                   0
--------------------------------------------------------------------------------
40.01-45.00                              0.00             0                   0
--------------------------------------------------------------------------------
45.01-50.00                              0.00             0                   0
--------------------------------------------------------------------------------
50.01-55.00                              0.00             0                   0
--------------------------------------------------------------------------------
55.01-60.00                              0.00             0                   0
--------------------------------------------------------------------------------
60.01-65.00                              0.00             0                   0
--------------------------------------------------------------------------------
65.01-70.00                              0.00             0                   0
--------------------------------------------------------------------------------
70.01-75.00                              0.00             0                   0
--------------------------------------------------------------------------------
75.01-80.00                              0.00             0                   0
--------------------------------------------------------------------------------
80.01-85.00                              0.00             0                   0
--------------------------------------------------------------------------------
85.01-90.00                              0.00             0                   0
--------------------------------------------------------------------------------
90.01-95.00                              0.00             0                   0
--------------------------------------------------------------------------------
95.01-100.00                             0.00             0                   0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           Purpose                     WA LTV         WA FICO        Balance
--------------------------------------------------------------------------------
Refinance - Cashout                     78.92           604      361,095,558.57
--------------------------------------------------------------------------------
Purchase                                83.66           663      279,819,032.05
--------------------------------------------------------------------------------
Refinance - Rate/Term                   78.64           608       24,338,767.77
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           Occupancy                   WA LTV         WA FICO        Balance
--------------------------------------------------------------------------------
Primary                                 80.89           627      635,865,169.33
--------------------------------------------------------------------------------
Investment                              80.65           659       25,633,881.62
--------------------------------------------------------------------------------
Second Home                             83.59           657        3,754,307.44
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          Loan Balance                 WA LTV         WA FICO        Balance
--------------------------------------------------------------------------------
<$200,000                               81.21           617      274,199,839.42
--------------------------------------------------------------------------------
<$400,000                               80.55           634      278,260,865.33
--------------------------------------------------------------------------------
<$600,000                               81.09           641      102,917,502.85
--------------------------------------------------------------------------------
>$600,000                               80.15           671        9,875,150.79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Property Type                 WA LTV         WA FICO        Balance
--------------------------------------------------------------------------------
Single Family Residence                 80.76          624       500,217,952.79
--------------------------------------------------------------------------------
Planned Unit Development                81.89          635        81,627,458.91
--------------------------------------------------------------------------------
Condominium                             81.86          656        43,409,020.81
--------------------------------------------------------------------------------
2-4 Family                              79.64          642        39,442,031.60
--------------------------------------------------------------------------------
Manufactured Housing                    77.42          641           556,894.28
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
       Documentation Type              WA LTV         WA FICO        Balance
--------------------------------------------------------------------------------
Stated Documentation                    80.23           647      347,900,837.72
--------------------------------------------------------------------------------
Full Documentation                      81.66           608      293,348,868.86
--------------------------------------------------------------------------------
Limited/Alternate                       81.05           609       23,288,255.81
--------------------------------------------------------------------------------
No Ratio                                90.01           656          715,396.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     Fixed Period (Months)             WA LTV         WA FICO        Balance
--------------------------------------------------------------------------------
0                                       81.87           645       70,625,985.38
--------------------------------------------------------------------------------
6                                       85.90           663          727,403.51
--------------------------------------------------------------------------------
12                                      73.42           581          779,471.52
--------------------------------------------------------------------------------
24                                      80.85           626      547,880,190.37
--------------------------------------------------------------------------------
36                                      79.72           637       40,032,615.76
--------------------------------------------------------------------------------
60                                      82.16           653        5,207,691.85
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              DTI                      WA LTV         WA FICO        Balance
--------------------------------------------------------------------------------
<= 0.00                                 83.93           669        4,732,882.29
--------------------------------------------------------------------------------
0.01 - 5.00                             68.97           629          483,024.52
--------------------------------------------------------------------------------
5.01 - 10.00                            71.21           620          485,535.76
--------------------------------------------------------------------------------
10.01 - 15.00                           81.19           640        3,406,618.68
--------------------------------------------------------------------------------
15.01 - 20.00                           81.16           624        8,307,858.21
--------------------------------------------------------------------------------
20.01 - 25.00                           76.91           618       21,654,761.73
--------------------------------------------------------------------------------
25.01 - 30.00                           79.13           615       38,157,097.80
--------------------------------------------------------------------------------
30.01 - 35.00                           80.74           625       65,365,703.23
--------------------------------------------------------------------------------
35.01 - 40.00                           80.68           637       98,895,553.91
--------------------------------------------------------------------------------
40.01 - 45.00                           81.10           635      175,042,771.86
--------------------------------------------------------------------------------
45.01 - 50.00                           81.96           627      201,251,990.74
--------------------------------------------------------------------------------
50.01 - 55.00                           79.32           612       40,802,116.16
--------------------------------------------------------------------------------
55.01 >=                                80.32           625        6,667,443.50
--------------------------------------------------------------------------------
Unknown                                  0.00             0                0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Geographic Distribution            WA LTV         WA FICO        Balance
--------------------------------------------------------------------------------
Alabama                                 81.31           588        3,609,816.23
--------------------------------------------------------------------------------
Alaska                                  78.67           625          578,899.22
--------------------------------------------------------------------------------
Arizona                                 81.07           626       13,609,282.23
--------------------------------------------------------------------------------
Arkansas                                83.65           596        3,213,515.44
--------------------------------------------------------------------------------
California                              78.94           641      255,442,122.70
--------------------------------------------------------------------------------
Colorado                                83.00           633       14,163,511.09
--------------------------------------------------------------------------------
Connecticut                             81.57           620        6,229,596.80
--------------------------------------------------------------------------------
Delaware                                80.20           611        1,191,275.63
--------------------------------------------------------------------------------
District of Columbia                    73.03           590          411,177.56
--------------------------------------------------------------------------------
Florida                                 82.16           626      114,361,615.27
--------------------------------------------------------------------------------
Georgia                                 81.36           601        9,977,968.38
--------------------------------------------------------------------------------
Hawaii                                  85.82           629          532,837.88
--------------------------------------------------------------------------------
Idaho                                   77.58           614        2,523,761.50
--------------------------------------------------------------------------------
Illinois                                83.68           628       27,702,084.77
--------------------------------------------------------------------------------
Indiana                                 84.86           600        5,094,454.08
--------------------------------------------------------------------------------
Iowa                                    88.78           605        1,561,056.04
--------------------------------------------------------------------------------
Kansas                                  83.88           617        2,399,909.10
--------------------------------------------------------------------------------
Kentucky                                87.26           609        3,634,984.03
--------------------------------------------------------------------------------
Louisiana                               83.91           595        3,022,074.65
--------------------------------------------------------------------------------
Maine                                   75.57           573        1,276,284.98
--------------------------------------------------------------------------------
Maryland                                79.84           608       12,368,681.20
--------------------------------------------------------------------------------
Massachusetts                           80.79           634        7,470,563.77
--------------------------------------------------------------------------------
Michigan                                84.39           602       10,117,169.13
--------------------------------------------------------------------------------
Minnesota                               81.54           616        5,938,636.24
--------------------------------------------------------------------------------
Mississippi                             84.88           576        2,302,049.40
--------------------------------------------------------------------------------
Missouri                                85.69           600        6,013,715.96
--------------------------------------------------------------------------------
Montana                                 85.26           628        1,198,467.58
--------------------------------------------------------------------------------
Nebraska                                90.00           592        1,248,132.94
--------------------------------------------------------------------------------
Nevada                                  80.78           626       21,608,834.89
--------------------------------------------------------------------------------
New Hampshire                           78.56           645          940,417.13
--------------------------------------------------------------------------------
New Jersey                              76.77           623       10,640,938.29
--------------------------------------------------------------------------------
New Mexico                              86.73           599        1,557,149.41
--------------------------------------------------------------------------------
New York                                79.71           630       21,207,202.50
--------------------------------------------------------------------------------
North Carolina                          85.08           617        4,666,742.72
--------------------------------------------------------------------------------
North Dakota                            89.28           632          124,709.70
--------------------------------------------------------------------------------
Ohio                                    85.24           615        6,019,751.44
--------------------------------------------------------------------------------
Oklahoma                                81.17           610        2,535,741.49
--------------------------------------------------------------------------------
Oregon                                  80.50           617        8,851,157.51
--------------------------------------------------------------------------------
Pennsylvania                            83.63           604        7,629,343.33
--------------------------------------------------------------------------------
Rhode Island                            81.52           611        2,352,089.61
--------------------------------------------------------------------------------
South Carolina                          79.16           614          671,811.03
--------------------------------------------------------------------------------
South Dakota                            82.05           582          346,852.56
--------------------------------------------------------------------------------
Tennessee                               80.93           581        3,288,617.23
--------------------------------------------------------------------------------
Texas                                   83.21           628       18,559,837.10
--------------------------------------------------------------------------------
Utah                                    82.15           639        2,883,981.14
--------------------------------------------------------------------------------
Virginia                                81.06           615       18,791,736.65
--------------------------------------------------------------------------------
Washington                              82.81           636       12,188,066.90
--------------------------------------------------------------------------------
West Virginia                           86.75           595          922,957.87
--------------------------------------------------------------------------------
Wisconsin                               87.64           646        2,173,976.82
--------------------------------------------------------------------------------
Wyoming                                 95.00           607           97,799.27
--------------------------------------------------------------------------------